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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 July 28, 1998

                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


          Delaware                     0-21328                76-0391720
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                 Identification Number)

              3400 Avenue H
            Rosenberg, Texas                                77471-3808
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(Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)






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Item 5. Other Events

        On July 28, 1998, the Registrant issued a earnings release attached as
Exhibit 99 announcing the declaration of a cash dividend and earnings for the first quarter ended June 30, 1998.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

        The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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EXHIBIT
NUMBER              DESCRIPTION
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  99          First Quarter Fiscal 1999 Earnings Release,
                dated June 30, 1998


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FORT BEND HOLDING CORP.


Date: August 4, 1998                    By:  /s/ Lane Ward
                                            -----------------------------
                                            Lane Ward
                                            Vice Chairman, President and
                                              Chief Executive Officer